UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 5, 2007

WELLCARE HEALTH PLANS, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-32209	47-0937650
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

8725 Henderson Road, Renaissance One
Tampa, Florida	33634
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (813) 290-6200

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into a Material Definitive Agreement.

On November 5, 2007, the Registrant received an executed Contract (#H0967) between the Centers for Medicare & Medicaid Services (“CMS”) and WellCare Health Insurance of Illinois, Inc. (“WC-IL”), a wholly-owned subsidiary of the Registrant, pursuant to which WC-IL will offer Medicare Advantage preferred provider services in Illinois commencing January 1, 2008 for a one-year period.  A copy of this contract is attached as Exhibit 10.1 to this Current Report on Form 8-K.

On November 5, 2007, the Registrant also received executed Contract (#H1216) between CMS and Harmony Health Plan of Illinois, Inc. (d/b/a Harmony Health Plan of Missouri)  (“Harmony”), Contract (#H1264) between CMS and WellCare of Texas, Inc. (“WC-TX”), Contract (#H0913) between CMS and WellCare Health Plans of New Jersey, Inc. (“WC-NJ”) and Contract (#H0117) between CMS and WellCare of Ohio, Inc. (“WC-OH”).  Each of Harmony, WC-TX, WC-NJ and WC-OH is a wholly-owned subsidiary of the Registrant.  Pursuant to these contracts, each of Harmony, WC-TX, WC-NJ and WC-OH will offer Medicare Advantage coordinated care services in Illinois, Texas, New Jersey and Ohio commencing January 1, 2008 for a one-year period.  Copies of these contracts are attached as exhibits 10.2, 10.3, 10.4 and 10.5, respectively, to this Current Report on Form 8-K.

The foregoing description does not purport to be a complete statement of the parties’ rights and obligations under the above-described contracts.  The above description is qualified in its entirety by reference to the contracts.

In the interest of providing interested parties with full access to its federal, state and county contracts, the Registrant has elected to file such contracts with the Securities and Exchange Commission.  The Registrant does not believe that its business is substantially dependent on many of these contracts when each is taken individually.

Item 8.01. Other Events.

On November 2, 2007, Glenn Hutton commenced a putative class action in the United States District Court for the Middle District of Florida against the Company, Todd S. Farha, the Company’s chairman and chief executive officer, and Paul L. Behrens, the Company’s senior vice president and chief financial officer, entitled Hutton v. WellCare Health Plans, Inc., et al. The complaint alleges that various public statements supposedly issued by defendants were materially misleading because they failed to disclose that the Company was purportedly operating its business in a potentially illegal and improper manner in violation of applicable federal guidelines and regulations. The complaint asserts claims under the Securities Exchange Act of 1934, as amended, and seeks, among other things, certification as a class action and damages. The Company intends to vigorously defend itself against this claim.

Item 9.01   Financial Statements and Exhibits.

(a)   Financial Statements of Business Acquired.

None.

(b)   Pro Forma Financial Information.

None.

(c)   Shelf Company Transaction.

None.

(d)   Exhibits.

The following exhibits are filed as part of this report:

10.1	Contract between the Centers for Medicare & Medicaid Services and WellCare Health Insurance of Illinois, Inc., (H0967)
10.2	Contract between the Centers for Medicare & Medicaid Services and Harmony Health Plan of Illinois, Inc. (d/b/a Harmony Health Plan of Missouri) (H1216)
10.3	Contract between the Centers for Medicare & Medicaid Services and WellCare of Texas, Inc. (H1264)
10.4	Contract between the Centers for Medicare & Medicaid Services and WellCare Health Plans of New Jersey, Inc. (H0913)
10.5	Contract between the Centers for Medicare & Medicaid Services and WellCare of Ohio, Inc. (H0117)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 9, 2007	WELLCARE HEALTH PLANS, INC. /s/ Thaddeus Bereday Thaddeus Bereday Senior Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
10.1	Contract between the Centers for Medicare & Medicaid Services and WellCare Health Insurance of Illinois, Inc., (H0967)
10.2	Contract between the Centers for Medicare & Medicaid Services and Harmony Health Plan of Illinois, Inc. (d/b/a Harmony Health Plan of Missouri) (H1216)
10.3	Contract between the Centers for Medicare & Medicaid Services and WellCare of Texas, Inc. (H1264)
10.4	Contract between the Centers for Medicare & Medicaid Services and WellCare Health Plans of New Jersey, Inc. (H0913)
10.5	Contract between the Centers for Medicare & Medicaid Services and WellCare of Ohio, Inc. (H0117)